EXHIBIT 99.1
                                                                   ------------

                              MARKETING MEMORANDUM

             MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1999-1

           $[100,538,000] CLASS A-1, ASSET BACKED NOTES, SERIES 1999-1 $[44,572,000] CLASS A-2, ASSET BACKED NOTES, SERIES 1999-1

The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks.

Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                    [GRAPHIC LOGO FIRST UNION APPEARS HERE]
                        FIRST UNION CAPITAL MARKETS CORP.

SUMMARY OF TERMS
----------------

                $[100,538,000] Class A-1, Asset Backed Notes, Series 1999-1 (the "Class A-1 Notes")
                $[44,572,000] Class A-2, Asset Backed Notes, Series 1999-1 (the "Class A-2 Notes")

ISSUER:                 Mortgage Lenders Network Home Equity Loan Trust 1999-1.

COLLATERAL:             Fixed rate and adjustable rate mortgage loans.

SELLER:                 Mortgage Lenders Network USA, Inc.

SERVICER:               Mortgage Lenders Network USA, Inc.

SECURITIES OFFERED:

                   SECURITIES                       CLASS A-1                       CLASS A-2
                   ----------                       ---------                       ---------
                   Amount:                          $[100,538,000]                  $[44,572,000 ]

                   Security Type:                   Fixed-rate                      Fixed-rate

                   Cut-Off Date:                    June 1, 1999                    June 1, 1999
                   Statistical Calculation Date     May 20, 1999                    May 20, 1999

                   Prepayment Assumptions:          27% HEP                         27% HEP

                   Average Life to Call:             2.77 years                      2.74 years
                   Average Life to Maturity:         3.01 years                      2.98 years

                   Expected Call Date:              05/25/06                        05/25/06
                   Expected Maturity Date:          03/25/14                        02/25/14

                   Coupon:                          [TBD]%                          [TBD]%

                   Stated Maturity Date:            [06/25/30]                      [06/25/30]

                   Payment Date:                    25th of each month              25th of each month

                   Payment Delay:                   24 days                         24 days

                   Dated Date:                      June 1, 1999                    June 1, 1999

                   Day Count:                       30/360                          30/360

                   Pricing Date:                    TBD                             TBD

                   Settlement Date (Expected)       June 4, 1999                    June 4, 1999

                   First Payment Date               July 26, 1999                   July 26, 1999

                   Ratings (S&P/Moody's/Fitch)      AAA/Aaa/AAA                     AAA/Aaa/AAA

DESCRIPTION OF THE NOTES:           The Notes will be secured by the assets of
                                    the Trust created by the Indenture. The
                                    assets of the Trust will consist primarily of (i) a pool of two groups (each a "Group") of fixed rate and adjustable rate mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the cut-off date); (iii) the Issuer's rights under the Depositor Sale
                                    Agreement and the Servicing Agreement; (iv) the rights of the Indenture Trustee under the Insurance Policy; and (v) certain other property.

                                    Two classes (each, a "Class") of Notes will be issued. The Class A-1 Notes will be secured by Mortgage Loans in Group I (the "Group I Mortgage Loans") and the Class A-2 Notes will be secured by the Group II Mortgage Loans (the "Group II Mortgage Loans").

SERVICING FEE:                      50 basis points per annum

INDENTURE TRUSTEE:                  Norwest Bank Minnesota, National Association
                                    , a National Banking association.

OWNER TRUSTEE:                      Wilmington Trust Company, a Delaware Banking
                                    corporation.

DENOMINATIONS:                      Minimum denominations of $1,000 and in
                                    integral multiples thereof.

FORM OF NOTES:                      Book-Entry Form,  delivered through the
                                    facilities of DTC, Cedel, and Euroclear
                                    against payment in immediately available funds.

RECORD DATE:                        Last  business  day  preceding  the Payment
                                    Date or, with  respect to Notes in
                                    Definitive Form, the last Business Day of the calendar month preceding Payment Date.


NOTE INSURER: MBIA Insurance Corporation ("MBIA"), rated AAA/Aaa/AAA by S&P, Moody's and Fitch.


NOTE INSURANCE POLICY:              Timely payment of interest and ultimate
                                    payment of principal on the Notes will be guaranteed by MBIA.

CREDIT ENHANCEMENT:                 (a)     Excess servicing cash flows

                                    (b)     Overcollateralization

                                    (c)     Note Insurance Policy

PAYMENTS ON THE NOTES:              Payments on each Class of Notes will be made
                                    on each Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business
                                    Day of the month preceding the month in
                                    which such Payment Date occurs. On each
                                    Payment Date, each Class of Notes, as of the immediately preceding Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

DUE PERIOD:                         With respect to each Class of Notes
                                    and any Payment Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

COLLECTION PERIOD:                  With  respect to each Class of Notes and any
                                    Payment  Date of a Mortgage  Loan, the
                                    calendar month preceding the month in which such Payment Date occurs.

AVAILABLE FUNDS:                    With  respect  to each  Group of  Mortgage
                                    Loans  and any  Payment  Date,  The
                                    Available Funds will generally consist of the aggregate of the following amounts:



                         (i) the sum of (a) all scheduled payments of principal and interest received with respect to the Mortgage Loans and due during the related Due Period and
                              (b) all unscheduled principal payments or recoveries on the Mortgage Loans, including principal prepayments, received during the related Collection Period, minus (w) amounts received with respect to payments due on or prior to the applicable Cut-off Date, (x) the Administrative Fee Amount payable with respect to such Payment Date, (y) Payments Ahead and (z) reimbursements for certain P&I Advances and Servicing Advances made with respect to the Mortgage Loans and certain other amounts for which the Indenture Trustee, the Servicer and the Issuer are permitted to be reimbursed; and

                         (ii) the amount of any Monthly Advances and
                              Compensating Interest Payments made by the

                              Servicer for such Payment Date, any amounts deposited in the Note Account in respect of the repurchase, release, removal or substitution of Mortgage Loans during the related Collection Period or amounts deposited in the Note Account in connection with the redemption of the Notes.

ADMINISTRATIVE FEE
AMOUNT: With respect to any Payment Date, the sum of the Servicing Fee, Indenture Trustee Fee and Note Insurer Premium relating to such Payment Date.

INTEREST PERIOD:          The Interest Period in respect of any Payment
                          Date for each Class of Notes will be the calendar month immediately preceding the month in which the related Payment Date occurs. All calculations of interest on each class of Notes will be computed on the basis of a year of 360 days and twelve 30 day months.

PAYMENTS OF INTEREST      On each Payment Date, each Class of Notes will be
                          entitled to payments in respect of interest accrued during the related Interest Period at the related Note
                          Interest Rate on the outstanding aggregate principal balance of each Class of Notes as of the preceding
                          Payment Date (after giving effect to the payment, if any, in reduction of principal made on each class of Notes on such preceding Payment Date).

COMPENSATING INTEREST
PAYMENTS:                 With respect to any Mortgage Loan in each Group as to
                          which a prepayment in whole or in part was received during the related Collection Period, the Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment
                          Interest Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related Noteholders on the applicable
                          Payment Date. Compensating Interest Payments are not reimbursable to the Servicer. The Note Insurer is not required to cover any Prepayment Interest Shortfalls.

PAYMENTS OF PRINCIPAL:    Monthly Principal with respect to each Class of Notes
                          and for any Payment Date will be equal to the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage
                          Loans in the related Group and due during the related
                          Due Period and all other amounts
                          collected, received or otherwise recovered in respect of principal on such Mortgage Loans during or in respect of the related Collection Period, not including Payments Ahead that are not allocable to the related Due Period, subject to reduction for any Overcollateralization Surplus with respect to the related Payment Date.

PAYMENTS OF EXCESS CASH:  With respect to each Class of Notes and each Payment
                          Date on which the related Overcollateralization Amount for the Notes is less than the related Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the related Class of Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required Overcollateralization Amount

                          "EXCESS CASH" with respect to a Group on any Payment Date will be equal to Available Funds for such Group and Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments with respect to the Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the Note Interest for the related Notes and Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group), and (iii) the Monthly Principal for the related Note and Payment Date. The Insurance Policy does not cover Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from Excess Cash for either Group that would otherwise be paid to the holder(s) of the Residual Interest.

                          Any Excess Cash remaining after making required payments on each Class of Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture.

OPTIONAL REDEMPTION:      Each Class of Notes may be redeemed, in full but not
                          in part, at the option of the Servicer or the majority holder of the trust certificate, on or after the Payment Date on which the related Note Balance has declined to less than 10% of the outstanding related Note Balance as of the Closing
                          Date.

COUPON STEP-UP:           If the Notes are not redeemed pursuant to the Optional
                          Redemption, the coupon on the Notes will step up by 50 basis points.

OVERCOLLATERALIZATION     Credit enhancement with respect to each Class of Notes
                          will be provided in part by overcollateralization resulting from the Aggregate Principal Balances of each Group of Mortgage Loans as of the end of each Due
                          Period exceeding the related Note Balance for the related Payment Date (after taking into account the Monthly Principal and Excess Cash to be paid on such Payment Date in reduction of the related Note
                          Balance).

LEGAL INVESTMENT
CONSIDERATIONS:           Each Class of Notes will not constitute "mortgage
                          related securities" for the purposes of SMMEA.

ERISA CONSIDERATIONS:     The Issuer believes that each Class Notes are ERISA
                          eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

TAXATION:                 Each Class Notes will be treated as debt  obligations
                          of the Issuer.  No REMIC election will be made.

NOTE RATINGS:             AAA/Aaa/AAA by S&P, Moody's, and Fitch

FURTHER INFORMATION:      If you have any questions, please call:

                          Bill Ingram at (704) 383-7727, Capital Markets Syndicate Desk
                          Russ Andrews at (704) 374-3472, Debt Capital Markets

                         WEIGHTED AVERAGE LIFE (WAL) AND
                              PAYMENT WINDOWS TABLE

    -------------------------------------------------------------------------------------------------------
    TO CALL (10%)
          HEP*                            0          15           25           27          30           35
                               ----------------------------------------------------------------------------
    CLASS A1 NOTE
    WAL (in years)                   15.646       4.815        2.986        2.769       2.494        2.131
    FIRST PAY                       7/25/99     7/25/99      7/25/99      7/25/99     7/25/99      7/25/99
    LAST PAY                       11/25/26    10/25/11     12/25/06     05/25/06    08/25/05     08/25/04

    CLASS A2 NOTE

    WAL (in years)                   16.008       4.811        2.959        2.741       2.463        2.097
    FIRST PAY                       7/25/99     7/25/99      7/25/99      7/25/99     7/25/99      7/25/99
    LAST PAY                       11/25/26    10/25/11     12/25/06     05/25/06    08/25/05     08/25/04

    TO MATURITY

          HEP*                            0          15           25           27          30           35
                               ----------------------------------------------------------------------------
    CLASS A1 NOTE

    WAL (in years)                   15.757       5.100        3.245        3.011       2.711        2.315
    FIRST PAY                       7/25/99     7/25/99      7/25/99      7/25/99     7/25/99      7/25/99
    LAST PAY                       01/25/29    10/25/21     03/25/14     03/25/14    09/25/12     08/25/10

    CLASS A2 NOTE

    WAL (in years)                   16.122       5.106        3.220        2.983       2.679        2.280
    FIRST PAY                       7/25/99     7/25/99      7/25/99      7/25/99     7/25/99      7/25/99
    LAST PAY                       12/25/28    01/25/22     02/25/14     02/25/14    09/25/12     08/25/10

    -------------------------------------------------------------------------------------------------------

         * THE NOTES WILL BE PRICED WITH RESPECT TO THE MORTGAGE LOANS, USING 27% HEP. 27% HEP ASSUMES A CONDITIONAL PREPAYMENT RATE OF 2.7% PER ANNUM OF THE THEN OUTSTANDING PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN THE FIRST MONTH OF THE LIFE OF THE MORTGAGE LOANS AND AN ADDITIONAL 2.7% PER ANNUM IN EACH MONTH THEREAFTER UNTIL THE TENTH MONTH. BEGINNING IN THE TENTH MONTH AND IN EACH MONTH THEREAFTER, THE CONDITIONAL PREPAYMENT RATE IS 27%.

THE FOLLOWING SUMMARIZES THE CHARACTERISTICS OF THE MORTGAGE LOANS (PERCENTAGES ARE BASED ON THE AGGREGATE ACTUAL PRINCIPAL BALANCES AS OF THE 5/20/99 STATISTICAL CALCULATION DATE). THE CHARACTERISTICS OF THE MORTGAGE LOANS IN THE PROSPECTUS SUPPLEMENT MAY DIFFER FROM THE CHARACTERISTICS BELOW.

            Summary of Characteristics of the Group I Mortgage Loans

      Number of Initial Mortgage Loans                                                 1,544

      Principal Balance

                   Aggregate Principal Balance                               $100,605,417.18
                   Average Principal Balance                                      $65,158.95
                                                                           $10,600.99 -
                   Range of Principal Balances                              $239,645.36
      Coupon Rates

                   Weighted Average Coupon Rate                                      10.443%
                   Range of Coupon Rates                                    7.100% - 16.500%

      Remaining Term to Maturity

                   Weighted Average Remaining Term to Maturity                        268.80
                   Range of Remaining Term to Maturity                        56.00 - 360.00

      Combined Loan-to-Value Ratio at Origination

                   Weighted Average Combined Loan-to-Value Ratio                      79.15%
                   Range of Combined Loan-to-Value Ratios                   17.30% - 119.28%

      Percentage of First Lien Mortgage Loans                                         95.73%
      Percentage of Second Lien Mortgage Loans                                         4.27%


                          Group I Adjustable Rate Loans

                                                                               All Adjustable Rate Loans
                                                                           ----------------------------------

Number of Adjustable  Rate Loans                                                                152

Percentage of All Mortgage Loans                                                              9.84%
(by number of loans)

Aggregate Principal Balance                                                          $12,261,453.48

Percentage of All Mortgage Loans                                                             12.19%
(by aggregate principal balance)

Principal Balance as of the Cut-Off Date

              Average                                                                    $80,667.46
              Range                                                        $15,945.98 - $226,595.74

Coupon Rates

              Weighted Average                                                              10.448%
              Range                                                                7.100% - 13.000%

Remaining Term to Maturity
(in months)

              Weighted Average                                                               356.07
              Range                                                                 237.00 - 360.00

Combined Loan-to-Value Ratio at Origination

              Weighted Average Combined Loan-to-Value Ratio                                  79.74%
              Range of Combined Loan-to-Value Ratios                                56.44% - 90.00%


                            Group I Fixed Rate Loans


                                                                                   All Fixed Rate Loans
                                                                           -------------------------------------
Number of Fixed Rate Loans                                                                    1,392

Percentage of All Mortgage Loans                                                             90.16%
(by number of loans)

Aggregate Principal Balance                                                          $88,343,963.70

Percentage of All Mortgage Loans                                                             87.81%
(by aggregate principal balance)

Principal Balance as of the Cut-Off Date

              Average                                                                    $63,465.49
              Range                                                        $10,600.99 - $239,645.36

Coupon Rates

              Weighted Average                                                              10.443%
              Range                                                                7.500% - 16.500%

Remaining Term to Maturity
(in months)

              Weighted Average                                                               256.69
              Range                                                                  56.00 - 360.00

Combined Loan-to-Value Ratio at Origination

              Weighted Average Combined Loan-to-Value Ratio                                  79.07%
              Range of Combined Loan-to-Value Ratios                               17.30% - 119.28%


            Summary of Characteristics of the Group II Mortgage Loans

Number of Initial Mortgage Loans                                                                  566

Principal Balance

              Aggregate Principal Balance                                              $44,599,179.52
              Average Principal Balance                                                    $78,797.14
              Range of Principal Balances                                     $9,861.27 - $398,688.68

Coupon Rates
              Weighted Average Coupon Rate                                                    10.463%
              Range of Coupon Rates                                                  7.250% - 14.450%

Remaining Term to Maturity
              Weighted Average Remaining Term to Maturity                                      273.51
              Range of Remaining Term to Maturity                                      59.00 - 360.00

Combined Loan-to-Value Ratio at Origination
              Weighted Average Combined Loan-to-Value Ratio                                    79.57%
              Range of Combined Loan-to-Value Ratios                                 16.46% - 122.11%

Percentage of First Lien Mortgage Loans                                                        94.99%
Percentage of Second Lien Mortgage Loans                                                        5.01%

                         Group II Adjustable Rate Loans

                                                                               All Adjustable Rate Loans
                                                                           ----------------------------------
Number of Adjustable  Rate Loans                                                                 54

Percentage of All Mortgage Loans                                                              9.54%
(by number of loans)

Aggregate Principal Balance                                                           $5,781,557.37

Percentage of All Mortgage Loans                                                             12.96%
(by aggregate principal balance)

Principal Balance as of the Cut-Off Date

              Average                                                                   $107,065.88
                                                                                      $22,471,.74 -
              Range                                                                     $382,782.17

Coupon Rates

              Weighted Average                                                              10.712%
              Range                                                                8.800% - 13.550%

Remaining Term to Maturity
(in months)

              Weighted Average                                                               355.08
              Range                                                                 340.00 - 360.00

Cumulative Loan-to-Value Ratio at Origination

              Weighted Average Combined Loan-to-Value Ratio                                  81.19%
              Range of Combined Loan-to-Value Ratios                                48.00% - 90.00%


                            Group II Fixed Rate Loans

                                                                                 All Fixed Rate Loans
                                                                           ----------------------------------

Number of Fixed Rate Loans                                                                   512

Percentage of All Mortgage Loans                                                          90.46%
(by number of loans)

Aggregate Principal Balance                                                       $38,817,622.15

Percentage of All Mortgage Loans                                                           87.04
(by aggregate principal balance)

Principal Balance as of the Cut-Off Date

              Average                                                                 $75,815.67
              Range                                                                   $9,861.27-
                                                                                     $398,688.68

Coupon Rates

              Weighted Average                                                           10.425%
              Range                                                             7.250% - 14.450%

Remaining Term to Maturity
(in months)

              Weighted Average                                                            261.36
              Range                                                               59.00 - 360.00

Combined Loan-to-Value Ratio at Origination

              Weighted Average Combined Loan-to-Value Ratio                               79.33%
              Range of Combined Loan-to-Value Ratios                            16.46% - 122.11%


                               MORTGAGE RATES OF THE FIXED RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                1              $35,241.13                0.04 %
            7.51 -   8.00                               20            1,601,500.83                1.81
            8.01 -   8.50                               64            4,700,598.50                5.32
            8.51 -   9.00                              109            7,197,461.66                8.15
            9.01 -   9.50                              113            7,150,520.03                8.09
            9.51 -  10.00                              176           12,395,230.02               14.03
           10.01 -  10.50                              218           14,096,681.21               15.96
           10.51 -  11.00                              262           16,739,226.84               18.95
           11.01 -  11.50                              146            9,051,962.47               10.25
           11.51 -  12.00                              105            6,809,593.90                7.71
           12.01 -  12.50                               75            4,104,933.49                4.65
           12.51 -  13.00                               39            2,072,088.51                2.35
           13.01 -  13.50                               24              943,866.37                1.07
           13.51 -  14.00                               24              821,205.00                0.93
           14.01 -  14.50                                9              317,684.31                0.36
           14.51 -  15.00                                3              131,083.92                0.15
           15.01 -  15.50                                3              125,341.93                0.14
           16.01 -  16.50                                1               49,743.58                0.06
                                       -------------------------------------------------------------------
                                                     1,392          $88,343,963.70              100.00 %



                            PRINCIPAL BALANCES OF THE FIXED RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                      124           $2,353,509.50                2.66 %
           25,000.01 -  50,000.00                      461           17,802,127.67               20.15
           50,000.01 -  75,000.00                      438           26,858,160.71                30.4
           75,000.01 - 100,000.00                      192           16,386,606.30               18.55
          100,000.01 - 125,000.00                       77            8,541,685.04                9.67
          125,000.01 - 150,000.00                       43            5,817,238.29                6.58
          150,000.01 - 175,000.00                       26            4,204,269.06                4.76
          175,000.01 - 200,000.00                       13            2,404,614.59                2.72
          200,000.01 - 225,000.00                       13            2,805,592.03                3.18
          225,000.01 - 250,000.00                        5            1,170,160.51                1.32
                                       -------------------------------------------------------------------
                                                     1,392          $88,343,963.70              100.00 %


                           MORTGAGE RATES OF THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                1              $15,945.98                0.13 %
            7.51 -   8.00                                2              135,532.91                1.11
            8.01 -   8.50                                2              184,352.84                 1.5
            8.51 -   9.00                               10              950,716.46                7.75
            9.01 -   9.50                               10              941,393.39                7.68
            9.51 -  10.00                               24            1,996,240.26               16.28
           10.01 -  10.50                               24            2,107,206.37               17.19
           10.51 -  11.00                               34            2,886,159.08               23.54
           11.01 -  11.50                               15            1,117,383.74                9.11
           11.51 -  12.00                               16            1,063,326.28                8.67
           12.01 -  12.50                                9              513,716.09                4.19
           12.51 -  13.00                                5              349,480.08                2.85
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %


                         PRINCIPAL BALANCES OF THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                        4              $75,889.27                0.62 %
           25,000.01 -  50,000.00                       26            1,042,402.96                 8.5
           50,000.01 -  75,000.00                       55            3,502,742.08               28.57
           75,000.01 - 100,000.00                       30            2,597,987.77               21.19
          100,000.01 - 125,000.00                       20            2,184,313.42               17.81
          125,000.01 - 150,000.00                        5              661,828.30                 5.4
          150,000.01 - 175,000.00                        5              789,980.34                6.44
          175,000.01 - 200,000.00                        4              755,594.01                6.16
          200,000.01 - 225,000.00                        2              424,119.59                3.46
          225,000.01 - 250,000.00                        1              226,595.74                1.85
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %


                            GROSS MARGINS ON THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
             RANGE OF GROSS MARGINS           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            4.51 -   5.00                                2              $33,584.01                0.27 %
            5.01 -   5.50                                5              377,719.27                3.08
            5.51 -   6.00                               10              972,737.10                7.93
            6.01 -   6.50                               21            1,899,896.21               15.49
            6.51 -   7.00                               24            1,824,501.43               14.88
            7.01 -   7.50                               33            3,020,944.92               24.64
            7.51 -   8.00                               22            1,792,307.19               14.62
            8.01 -   8.50                               16            1,259,407.75               10.27
            8.51 -   9.00                                9              553,190.77                4.51
            9.01 -   9.50                                9              481,439.06                3.93
            9.51 -  10.00                                1               45,725.77                0.37
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %


                               ARM TYPES OF THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                   ARM TYPES                  LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          ARM 2/28                                     131          $10,533,353.90               85.91 %
          ARM 6MO                                       21            1,728,099.58               14.09
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %


                            MAXIMUM RATES ON THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
             RANGE OF MAXIMUM RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
           14.01 -  14.50                                1              $15,945.98                0.13 %
           14.51 -  15.00                                2              135,532.91                1.11
           15.01 -  15.50                                2              184,352.84                 1.5
           15.51 -  16.00                               10              950,716.46                7.75
           16.01 -  16.50                               10              941,393.39                7.68
           16.51 -  17.00                               24            1,996,240.26               16.28
           17.01 -  17.50                               24            2,107,206.37               17.19
           17.51 -  18.00                               34            2,886,159.08               23.54
           18.01 -  18.50                               15            1,117,383.74                9.11
           18.51 -  19.00                               16            1,063,326.28                8.67
           19.01 -  19.50                                9              513,716.09                4.19
           19.51 -  20.00                                5              349,480.08                2.85
                                       -------------------------------------------------------------------
                                                       152           12,261,453.48              100.00 %





                            MINIMUM RATES ON THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
             RANGE OF MININUM RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                1               15,945.98                0.13 %
            7.51 -   8.00                                2              135,532.91                1.11
            8.01 -   8.50                                2              184,352.84                 1.5
            8.51 -   9.00                               10              950,716.46                7.75
            9.01 -   9.50                               10              941,393.39                7.68
            9.51 -  10.00                               24            1,996,240.26               16.28
           10.01 -  10.50                               24            2,107,206.37               17.19
           10.51 -  11.00                               34            2,886,159.08               23.54
           11.01 -  11.50                               15            1,117,383.74                9.11
           11.51 -  12.00                               16            1,063,326.28                8.67
           12.01 -  12.50                                9              513,716.09                4.19
           12.51 -  13.00                                5              349,480.08                2.85
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %



                    NEXT INTEREST ADJUSTMENT DATE OF THE ADJUSTABLE RATE GROUP I MORTGAGE LOANS

               NEXT INTEREST RATE      NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                ADJUSTMENT DATE               LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          05/99                                          4             $294,558.14                2.40 %
          06/99                                          2              227,660.51                1.86
          08/99                                          1               59,114.68                0.48
          09/99                                          4              378,549.55                3.09
          10/99                                          6              527,571.91                4.30
          11/99                                          4              240,644.79                1.96
          08/00                                          1               40,334.25                0.33
          09/00                                          6              504,933.28                4.12
          10/00                                          7              561,463.32                4.58
          11/00                                          9              572,347.71                4.67
          12/00                                         14            1,286,601.06               10.49
          01/01                                         21            1,844,715.41               15.04
          02/01                                         25            1,891,031.01               15.42
          03/01                                         17            1,429,409.30               11.66
          04/01                                         28            2,205,268.56               17.99
          05/01                                          3              197,250.00                1.61
                                       -------------------------------------------------------------------
                                                       152          $12,261,453.48              100.00 %



                                  MORTGAGE RATES ON ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                2              $51,187.11                0.05 %
            7.51 -   8.00                               22            1,737,033.74                1.73
            8.01 -   8.50                               66            4,884,951.34                4.86
            8.51 -   9.00                              119            8,148,178.12                 8.1
            9.01 -   9.50                              123            8,091,913.42                8.04
            9.51 -  10.00                              200           14,391,470.28                14.3
           10.01 -  10.50                              242           16,203,887.58               16.11
           10.51 -  11.00                              296           19,625,385.92               19.51
           11.01 -  11.50                              161           10,169,346.21               10.11
           11.51 -  12.00                              121            7,872,920.18                7.83
           12.01 -  12.50                               84            4,618,649.58                4.59
           12.51 -  13.00                               44            2,421,568.59                2.41
           13.01 -  13.50                               24              943,866.37                0.94
           13.51 -  14.00                               24              821,205.00                0.82
           14.01 -  14.50                                9              317,684.31                0.32
           14.51 -  15.00                                3              131,083.92                0.13
           15.01 -  15.50                                3              125,341.93                0.12
           16.01 -  16.50                                1               49,743.58                0.05
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %



                              PRINCIPAL BALANCES OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                      128           $2,429,398.77                2.41 %
           25,000.01 -  50,000.00                      487           18,844,530.63               18.73
           50,000.01 -  75,000.00                      493           30,360,902.79               30.18
           75,000.01 - 100,000.00                      222           18,984,594.07               18.87
          100,000.01 - 125,000.00                       97           10,725,998.46               10.66
          125,000.01 - 150,000.00                       48            6,479,066.59                6.44
          150,000.01 - 175,000.00                       31            4,994,249.40                4.96
          175,000.01 - 200,000.00                       17            3,160,208.60                3.14
          200,000.01 - 225,000.00                       15            3,229,711.62                3.21
          225,000.01 - 250,000.00                        6            1,396,756.25                1.39
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                          REMAINING TERM TO MATURITY OF ALL OF THE GROUP I MORTGAGE LOANS

           RANGE OF REMAING TERMS TO   NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                    MATURITY                  LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
           56 -  60                                      5             $105,542.86                 0.1 %
           81 -  85                                      1               28,889.23                0.03
          111 - 115                                      3               72,537.36                0.07
          116 - 120                                     27              816,299.67                0.81
          131 - 135                                      1               47,529.10                0.05
          166 - 170                                      4              325,639.91                0.32
          171 - 175                                     57            3,715,360.16                3.69
          176 - 180                                    634           38,074,848.76               37.85
          221 - 225                                      1               36,583.65                0.04
          226 - 230                                      2               25,817.89                0.03
          231 - 235                                      8              267,119.08                0.27
          236 - 240                                    138            7,042,659.28                   7
          291 - 295                                      8              495,463.01                0.49
          296 - 300                                     45            2,862,338.89                2.85
          341 - 345                                      1               35,926.29                0.04
          351 - 355                                     66            5,282,339.11                5.25
          356                                           79            6,155,754.92                6.12
          357                                          121            8,912,844.65                8.86
          358                                          148           11,305,794.01               11.24
          359                                          125            9,751,233.72                9.69
          360                                           70            5,244,895.63                5.21
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %



                                       SEASONING OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
               RANGE OF SEASONING             LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
             0                                          12             $491,570.00                0.49 %
            1 -   6                                  1,462           95,125,542.76               94.55
            7 -  12                                     69            4,951,720.77                4.92
           19 -  24                                      1               36,583.65                0.04
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %





                          ORIGINAL TERM TO MATURITY OF ALL OF THE GROUP I MORTGAGE LOANS

           RANGE OF ORIGINAL TERMS TO  NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                    MATURITY                  LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
           56 -  60                                      5             $105,542.86                 0.1 %
           81 -  85                                      1               28,889.23                0.03
          116 - 120                                     30              888,837.03                0.88
          131 - 135                                      1               47,529.10                0.05
          176 - 180                                    695           42,115,848.83               41.86
          236 - 240                                    149            7,372,179.90                7.33
          296 - 300                                     53            3,357,801.90                3.34
          346 - 350                                      1               35,926.29                0.04
          360                                          609           46,652,862.04               46.37
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %



                        COMBINED LOAN TO VALUE RATIOS OF ALL OF THE GROUP I MORTGAGE LOANS

           RANGE OF COMBINED LOAN TO   NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                  VALUE RATIOS                LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
           10.01 -  20.00                                2              $51,724.36                0.05 %
           20.01 -  30.00                                7              199,928.66                 0.2
           30.01 -  40.00                               18              665,511.54                0.66
           40.01 -  50.00                               40            1,689,071.63                1.68
           50.01 -  60.00                               61            2,813,189.37                 2.8
           60.01 -  70.00                              176            9,469,634.56                9.41
           70.01 -  80.00                              754           48,302,637.82               48.01
           80.01 -  90.00                              440           36,127,536.90               35.91
           90.01 - 100.00                               38              895,212.95                0.89
          100.01 - 110.00                                3              159,508.67                0.16
          110.01 - 120.00                                5              231,460.72                0.23
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                             LOAN TO VALUE RATIOS OF ALL OF THE GROUP I MORTGAGE LOANS

             RANGE OF LOAN TO VALUE    NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                     RATIOS                   LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
            1.00 -  10.00                                3              $80,834.18                0.08 %
           11.00 -  20.00                               81            1,759,137.27                1.75
           21.00 -  30.00                               43            1,597,122.62                1.59
           31.00 -  40.00                               34            1,356,242.66                1.35
           41.00 -  50.00                               43            1,909,945.52                 1.9
           51.00 -  60.00                               53            2,506,038.75                2.49
           61.00 -  70.00                              166            9,155,796.68                 9.1
           71.00 -  80.00                              701           46,689,647.84               46.41
           81.00 -  90.00                              418           35,379,710.48               35.17
           91.00 - 100.00                                2              170,941.18                0.17
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                           GEOGRAPHIC DISTIRBUTION OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            GEOGRAPHIC DISTRIBUTION           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Alabama                                       85           $4,906,990.81                4.88 %
          Alaska                                         2              139,724.65                0.14
          Arizona                                       35            2,404,667.55                2.39
          Arkansas                                       8              451,169.86                0.45
          Colorado                                      27            2,520,748.34                2.51
          Connecticut                                   32            3,107,209.25                3.09
          Florida                                       75            4,225,652.28                 4.2
          Georgia                                       74            4,865,752.04                4.84
          Idaho                                          5              312,272.32                0.31
          Illinois                                     127            8,736,660.10                8.68
          Indiana                                       47            2,471,369.83                2.46
          Iowa                                          20            1,026,022.48                1.02
          Kansas                                        17              732,640.13                0.73
          Kentucky                                      49            2,623,124.58                2.61
          Louisiana                                     16            1,052,669.84                1.05
          Maine                                         11              817,079.04                0.81
          Maryland                                      13              970,136.92                0.96
          Massachusetts                                 18            1,240,307.61                1.23
          Michigan                                      56            3,619,483.77                 3.6
          Minnesota                                      1               77,957.56                0.08
          Mississippi                                   21            1,101,395.69                1.09
          Missouri                                      51            3,222,395.36                 3.2
          Nevada                                         3              206,878.03                0.21 %
          New Hampshire                                  1               63,781.38                0.06 %
          New Jersey                                     2              218,632.72                0.22
          New Mexico                                    32            1,634,012.89                1.62
          New York                                      66            6,622,283.26                6.58
          North Carolina                                97            6,385,575.02                6.35
          Ohio                                         193           12,766,794.77               12.69
          Oklahoma                                      31            1,811,658.98                 1.8
          Oregon                                         3              334,775.18                0.33
          Pennsylvania                                  22            1,552,407.36                1.54
          South Carolina                               126            6,340,353.37                 6.3
          Tennessee                                     83            4,824,440.50                 4.8
          Texas                                         16            1,093,690.83                1.09
          Utah                                           4              304,811.72                 0.3
          Vermont                                        6              431,463.89                0.43
          Virginia                                      25            1,766,081.05                1.76
          Washington                                    26            2,749,945.65                2.73
          West Virginia                                  4              385,636.19                0.38
          Wisconsin                                     14              486,764.38                0.48
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                               OCCUPANCY STATUS OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                OCCUPANCY STATUS              LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Investment                                   129           $6,537,858.48                 6.5 %
          Owner Occupied                             1,413           93,970,985.33               93.41
          Second Home                                    2               96,573.37                 0.1
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                            TYPES OF MORTGAGED PROPERTIES OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                 PROPERTY TYPE                LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          2-4 Family                                    94           $7,265,263.91                7.22 %
          Condo                                         33            2,245,295.93                2.23
          Manufactured Homes                           144            8,299,665.09                8.25
          Mixed Use                                      1              180,890.90                0.18
          PUD                                           14            1,114,958.00                1.11
          Single Family Home                         1,258           81,499,343.35               81.01
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                                  USE OF PROCEEDS OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                USE OF PROCEEDS               LOANS           PRINCIPAL BALANCE           BALANCE
           ------------------------------------------------------------------------------------------------
          Purchase                                     229          $18,013,722.28               17.91 %
          Refi Cash Out                              1,274           79,610,498.07               79.13
          Refi Rate/Term                                41            2,981,196.83                2.96
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %



                      MORTGAGE LOAN DOCUMENTATION TYPES OF ALL OF THE GROUP I MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
               DOCUMENTATION TYPE             LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Full Documentation                         1,305          $84,925,263.12               84.41 %
          Limited Documentation                        104            7,144,760.76                 7.1
          No Income Verification                       135            8,535,393.30                8.48
                                       -------------------------------------------------------------------
                                                     1,544         $100,605,417.18              100.00 %


                 MORTGAGE RATES OF THE FIXED RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                1              $52,882.75                0.14 %
            7.51 -   8.00                                9              689,005.73                1.77
            8.01 -   8.50                               18            1,090,841.62                2.81
            8.51 -   9.00                               30            2,406,473.89                 6.2
            9.01 -   9.50                               30            2,713,498.10                6.99
            9.51 -  10.00                               93            8,049,318.12               20.74
           10.01 -  10.50                               75            6,527,810.76               16.82
           10.51 -  11.00                              107            8,197,499.60               21.12
           11.01 -  11.50                               54            3,748,615.82                9.66
           11.51 -  12.00                               40            2,735,748.20                7.05
           12.01 -  12.50                               28            1,407,932.09                3.63
           12.51 -  13.00                                9              327,461.50                0.84
           13.01 -  13.50                               10              522,245.66                1.35
           13.51 -  14.00                                6              263,891.22                0.68
           14.01 -  14.50                                2               84,397.09                0.22
                                       -------------------------------------------------------------------
                                                       512          $38,817,622.15              100.00 %



              PRINCIPAL BALANCES OF THE FIXED RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                       38             $726,191.79                1.87 %
           25,000.01 -  50,000.00                      147            5,770,614.93               14.87
           50,000.01 -  75,000.00                      160            9,767,475.81               25.16
           75,000.01 - 100,000.00                       57            4,918,845.63               12.67
          100,000.01 - 125,000.00                       48            5,302,079.25               13.66
          125,000.01 - 150,000.00                       24            3,268,268.49                8.42
          150,000.01 - 175,000.00                        5              804,667.92                2.07
          175,000.01 - 200,000.00                        8            1,498,662.65                3.86
          200,000.01 - 225,000.00                        3              618,284.13                1.59
          225,000.01 - 250,000.00                       10            2,409,008.28                6.21
          250,000.01 - 275,000.00                        3              808,121.33                2.08
          275,000.01 - 300,000.00                        3              881,659.53                2.27
          300,000.01 - 325,000.00                        2              617,644.36                1.59
          325,000.01 - 350,000.00                        3            1,027,409.37                2.65
          375,000.01 - 400,000.00                        1              398,688.68                1.03
                                       -------------------------------------------------------------------
                                                       512          $38,817,622.15              100.00 %


                           MORTGAGE RATES OF THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            8.51 -   9.00                                1              $49,614.47                0.86 %
            9.01 -   9.50                                5              372,832.75                6.45
            9.51 -  10.00                               10              949,511.42               16.42
           10.01 -  10.50                                9            1,567,894.58               27.12
           10.51 -  11.00                                7              952,394.90               16.47
           11.01 -  11.50                                9              972,933.61               16.83
           11.51 -  12.00                                8              580,320.15               10.04
           12.01 -  12.50                                3              193,402.20                3.35
           13.01 -  13.50                                1               80,391.45                1.39
           13.51 -  14.00                                1               62,261.84                1.08
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %


                         PRINCIPAL BALANCES OF THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                        2              $46,433.87                 0.8 %
           25,000.01 -  50,000.00                        7              269,296.94                4.66
           50,000.01 -  75,000.00                       19            1,193,376.88               20.64
           75,000.01 - 100,000.00                        6              532,558.27                9.21
          100,000.01 - 125,000.00                       10            1,133,027.64                19.6
          125,000.01 - 150,000.00                        1              139,951.25                2.42
          175,000.01 - 200,000.00                        2              387,513.39                 6.7
          225,000.01 - 250,000.00                        2              486,669.54                8.42
          250,000.01 - 275,000.00                        1              251,724.98                4.35
          300,000.01 - 325,000.00                        2              626,118.62               10.83
          325,000.01 - 350,000.00                        1              330,103.82                5.71
          375,000.01 - 400,000.00                        1              384,782.17                6.66
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %



                           GROSS MARGINS ON THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL

             RANGE OF GROSS MARGINS           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            5.51 -   6.00                                2             $364,910.35                6.31 %
            6.01 -   6.50                                9              653,735.07               11.31
            6.51 -   7.00                                8              604,255.99               10.45
            7.01 -   7.50                                8            1,525,474.40               26.39
            7.51 -   8.00                                9            1,251,889.85               21.65
            8.01 -   8.50                               12              982,126.56               16.99
            8.51 -   9.00                                1               71,980.73                1.25
            9.01 -   9.50                                4              264,922.58                4.58
            9.51 -  10.00                                1               62,261.84                1.08
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %


                             ARM TYPES OF THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                   ARM TYPES                  LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
          ARM 2/28                                      45           $4,881,192.25               84.43 %
          ARM 6MO                                        9              900,365.12               15.57
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %


                           MAXIMUM RATES ON THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
             RANGE OF MAXIMUM RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
           15.51 -  16.00                                1              $49,614.47                0.86 %
           16.01 -  16.50                                5              372,832.75                6.45
           16.51 -  17.00                               10              949,511.42               16.42
           17.01 -  17.50                                9            1,567,894.58               27.12
           17.51 -  18.00                                7              952,394.90               16.47
           18.01 -  18.50                                9              972,933.61               16.83
           18.51 -  19.00                                8              580,320.15               10.04
           19.01 -  19.50                                3              193,402.20                3.35
           20.01 -  20.50                                1               80,391.45                1.39
           20.51 -  21.00                                1               62,261.84                1.08
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %



                           MINIMUM RATES ON THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
             RANGE OF MININUM RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            8.51 -   9.00                                1              $49,614.47                0.86 %
            9.01 -   9.50                                5              372,832.75                6.45
            9.51 -  10.00                               10              949,511.42               16.42
           10.01 -  10.50                                9            1,567,894.58               27.12
           10.51 -  11.00                                7              952,394.90               16.47
           11.01 -  11.50                                9              972,933.61               16.83
           11.51 -  12.00                                8              580,320.15               10.04
           12.01 -  12.50                                3              193,402.20                3.35
           13.01 -  13.50                                1               80,391.45                1.39
           13.51 -  14.00                                1               62,261.84                1.08
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %




                   NEXT INTEREST ADJUSTMENT DATE OF THE ADJUSTABLE RATE GROUP II MORTGAGE LOANS

               NEXT INTEREST RATE      NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                ADJUSTMENT DATE               LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          06/99                                          1             $245,337.97                4.24 %
          07/99                                          2              114,507.49                1.98
          09/99                                          2              186,574.20                3.23
          10/99                                          1              105,337.08                1.82
          11/99                                          4              493,946.35                8.54
          12/99                                          1              384,782.17                6.66
          08/00                                          1               66,213.62                1.15
          09/00                                          2              192,215.29                3.32
          10/00                                          4            1,021,260.07               17.66
          11/00                                          5              354,304.20                6.13
          12/00                                          3              377,096.48                6.52
          01/01                                          4              225,529.75                3.90
          02/01                                          7              694,451.58               12.01
          03/01                                          9              707,958.36               12.25
          04/01                                          6              447,142.76                7.73
          05/01                                          2              164,900.00                2.85
                                       -------------------------------------------------------------------
                                                        54           $5,781,557.37              100.00 %



              MORTGAGE RATES ON ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            RANGE OF MORTGAGE RATES           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
            7.01 -   7.50                                1              $52,882.75                0.12 %
            7.51 -   8.00                                9              689,005.73                1.54
            8.01 -   8.50                               18            1,090,841.62                2.45
            8.51 -   9.00                               31            2,456,088.36                5.51
            9.01 -   9.50                               35            3,086,330.85                6.92
            9.51 -  10.00                              103            8,998,829.54               20.18
           10.01 -  10.50                               84            8,095,705.34               18.15
           10.51 -  11.00                              114            9,149,894.50               20.52
           11.01 -  11.50                               63            4,721,549.43               10.59
           11.51 -  12.00                               48            3,316,068.35                7.44
           12.01 -  12.50                               31            1,601,334.29                3.59
           12.51 -  13.00                                9              327,461.50                0.73
           13.01 -  13.50                               11              602,637.11                1.35
           13.51 -  14.00                                7              326,153.06                0.73
           14.01 -  14.50                                2               84,397.09                0.19
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %



                              PRINCIPAL BALANCES OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
          RANGE OF PRINCIPAL BALANCES         LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
                0.01 -  25,000.00                       40             $772,625.66                1.73 %
           25,000.01 -  50,000.00                      154            6,039,911.87               13.54
           50,000.01 -  75,000.00                      179           10,960,852.69               24.58
           75,000.01 - 100,000.00                       63            5,451,403.90               12.22
          100,000.01 - 125,000.00                       58            6,435,106.89               14.43
          125,000.01 - 150,000.00                       25            3,408,219.74                7.64
          150,000.01 - 175,000.00                        5              804,667.92                 1.8
          175,000.01 - 200,000.00                       10            1,886,176.04                4.23
          200,000.01 - 225,000.00                        3              618,284.13                1.39
          225,000.01 - 250,000.00                       12            2,895,677.82                6.49
          250,000.01 - 275,000.00                        4            1,059,846.31                2.38
          275,000.01 - 300,000.00                        3              881,659.53                1.98
          300,000.01 - 325,000.00                        4            1,243,762.98                2.79
          325,000.01 - 350,000.00                        4            1,357,513.19                3.04
          375,000.01 - 400,000.00                        2              783,470.85                1.76
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                         REMAINING TERM TO MATURITY OF ALL OF THE GROUP II MORTGAGE LOANS

           RANGE OF REMAING TERMS TO   NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                    MATURITY                  LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
           56 -  60                                      1              $10,863.13                0.02 %
          116 - 120                                     10              242,383.43                0.54
          161 - 165                                      1               32,083.40                0.07
          171 - 175                                     23            1,885,490.84                4.23
          176 - 180                                    230           16,593,227.34               37.21
          226 - 230                                      2              262,349.33                0.59
          231 - 235                                      5              256,886.32                0.58
          236 - 240                                     40            2,063,544.80                4.63
          291 - 295                                      3              140,965.74                0.32
          296 - 300                                      5              268,889.76                 0.6
          336 - 340                                      1              245,337.97                0.55
          346 - 350                                      1              384,782.17                0.86
          351 - 355                                     38            4,103,155.05                 9.2
          356                                           33            3,275,706.52                7.34
          357                                           51            4,360,316.82                9.78
          358                                           49            4,454,674.92                9.99
          359                                           50            4,148,488.98                 9.3
          360                                           23            1,870,033.00                4.19
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %

                          COMBINED LOAN TO VALUE RATIOS OF ALL OF GROUP II MORTGAGE LOANS

           RANGE OF COMBINED LOAN TO   NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                  VALUE RATIOS                LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
           10.01 -  20.00                                1              $39,500.00                0.09 %
           20.01 -  30.00                                4              204,703.92                0.46
           30.01 -  40.00                                4               88,845.90                 0.2
           40.01 -  50.00                                8              557,387.77                1.25
           50.01 -  60.00                               20              991,058.11                2.22
           60.01 -  70.00                               85            4,807,751.95               10.78
           70.01 -  80.00                              266           19,584,407.55               43.91
           80.01 -  90.00                              157           17,561,713.83               39.38
           90.01 - 100.00                               17              516,764.42                1.16
          100.01 - 110.00                                1              109,474.46                0.25
          110.01 - 120.00                                2              101,051.33                0.23
          120.01 - 130.00                                1               36,520.28                0.08
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %



                            LOAN TO VALUE RATIOS OF ALL OF THE GROUP II MORTGAGE LOANS

             RANGE OF LOAN TO VALUE    NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                     RATIOS                   LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
            1.00 -  10.00                                2              $38,475.00                0.09 %
           11.00 -  20.00                               36              961,349.25                2.16
           21.00 -  30.00                               18              869,595.23                1.95
           31.00 -  40.00                                7              325,085.22                0.73
           41.00 -  50.00                               10              640,093.73                1.44
           51.00 -  60.00                               19              967,682.48                2.17
           61.00 -  70.00                               78            4,670,941.50               10.47
           71.00 -  80.00                              246           18,768,792.37               42.08
           81.00 -  90.00                              148           17,237,765.34               38.65
           91.00 - 100.00                                1               82,887.18                0.19
          111.00 - 120.00                                1               36,512.22                0.08
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                          ORIGINAL TERM TO MATURITY OF ALL OF THE GROUP II MORTGAGE LOANS

           RANGE OF ORIGINAL TERMS TO  NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                    MATURITY                  LOANS           PRINCIPAL BALANCE           BALANCE

          ------------------------------------------------------------------------------------------------
           56 -  60                                      1              $10,863.13                0.02 %
          116 - 120                                     10              242,383.43                0.54
          176 - 180                                    254           18,510,801.58                41.5
          236 - 240                                     47            2,582,780.45                5.79
          296 - 300                                      8              409,855.50                0.92
          360                                          246           22,842,495.43               51.22
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %

                              SEASONING OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
               RANGE OF SEASONING             LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
             0                                          14             $700,975.00                1.57 %
            1 -   6                                    524           39,914,514.55                89.5
            7 -  12                                     24            3,284,966.15                7.37
           13 -  18                                      3              453,385.85                1.02
           19 -  24                                      1              245,337.97                0.55
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %

                           GEOGRAPHIC DISTRIBUTION OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
            GEOGRAPHIC DISTRIBUTION           LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Alabama                                        5             $197,575.23                0.44 %
          Alaska                                         1               80,391.45                0.18
          Arizona                                        3              505,852.39                1.13
          Arkansas                                       1               29,937.83                0.07
          Colorado                                       2              514,647.23                1.15
          Connecticut                                   15            1,547,389.46                3.47
          Delaware                                       5              823,176.37                1.85
          Florida                                       10              857,300.27                1.92
          Georgia                                        8              945,732.60                2.12
          Idaho                                          4              271,860.58                0.61
          Illinois                                      44            4,077,314.37                9.14
          Indiana                                       18              997,113.79                2.24
          Iowa                                           5              151,443.26                0.34
          Kansas                                         2              143,526.68                0.32
          Kentucky                                      15              846,506.41                 1.9
          Louisiana                                      2              249,648.74                0.56
          Maryland                                     104            8,479,138.45               19.01
          Massachusetts                                 39            3,743,641.72                8.39
          Michigan                                      16            1,247,391.41                 2.8
          Missouri                                       8              564,755.21                1.27
          Nebraska                                       1               85,433.91                0.19
          New Hampshire                                  2              104,196.50                0.23
          New Jersey                                     8              782,116.92                1.75
          New Mexico                                     3              363,112.00                0.81
          New York                                      31            2,271,565.05                5.09
          North Carolina                                22            1,542,430.41                3.46
          Ohio                                          34            2,016,226.52                4.52
          Oklahoma                                       1               36,512.22                0.08
          Pennsylvania                                  79            5,488,486.27               12.31
          Rhode Island                                   3              296,170.56                0.66
          South Carolina                                14              734,900.48                1.65
          Tennessee                                     21            1,494,233.33                3.35
          Texas                                          2              136,388.23                0.31
          Utah                                           1              139,754.41                0.31
          Virginia                                      21            1,521,317.71                3.41
          Washington                                     3              665,851.46                1.49
          West Virginia                                 10              493,057.23                1.11
          Wisconsin                                      3              153,082.86                0.34
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                               OCCUPANCY STATUS OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                OCCUPANCY STATUS              LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Investment                                    50           $2,466,628.51                5.53 %
          Owner Occupied                               516           42,132,551.01               94.47
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                           TYPES OF MORTGAGED PROPERTIES OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                 PROPERTY TYPE                LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          2-4 Family                                    42           $3,393,844.23                7.61 %
          Condo                                         12              972,541.76                2.18
          Manufactured Homes                            19            1,158,506.30                 2.6
          Mixed Use                                      1               29,982.84                0.07
          PUD                                            1              321,270.55                0.72
          Single Family Home                           491           38,723,033.84               86.82
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                                USE OF PROCEEDS OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
                USE OF PROCEEDS               LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Purchase                                      71           $6,139,342.96               13.77 %
          Refi Cash Out                                490           38,084,625.07               85.39
          Refi Rate/Term                                 5              375,211.49                0.84
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %


                    MORTGAGE LOAN DOCUMENTATION TYPES OF ALL OF THE GROUP II MORTGAGE LOANS

                                       NUMBER OF MORTGAGE     AGGREGATE UNPAID       PERCENTAGE OF POOL
               DOCUMENTATION TYPE             LOANS           PRINCIPAL BALANCE           BALANCE
          ------------------------------------------------------------------------------------------------
          Full Documentation                           471          $35,048,237.76               78.58 %
          Limited Documentation                         45            5,680,862.26               12.74
          No Income Verification                        50            3,870,079.50                8.68
                                       -------------------------------------------------------------------
                                                       566          $44,599,179.52              100.00 %